Exhibit 10.4

EXECUTION COPY

ACCOUNT CONTROL AGREEMENT

This Account Control Agreement (this “Agreement”), dated as of November 30, 2018, is entered into by and among (i) Triple Royalty Sub LLC, a Delaware limited liability company, as the grantor (the “Grantor”), (ii) Theravance Biopharma R&D, Inc., a Cayman Islands exempted company, as the servicer (the “Servicer”), (iii) U.S. Bank National Association, a national banking association, as the secured party (the “Secured Party”), and (iv) U.S. Bank National Association in its additional capacities as a “securities intermediary” as defined in Section 8-102(a)(14) of the UCC and a “bank” as defined in Section 9-102(a)(8) of the UCC (in such capacities, the “Financial Institution”).  The rules of construction set forth in Annex A to the Indenture, dated as of the date hereof, by and between Triple Royalty Sub LLC, as the Issuer, and U.S. Bank National Association, as the Trustee, shall apply to this Agreement and are hereby incorporated by reference into this Agreement as if set forth fully in this Agreement.  Capitalized terms used but not otherwise defined in this Agreement shall have the respective meanings given to such terms in such Annex A, which is hereby incorporated by reference herein.  Not all terms defined in such Annex A are used in this Agreement.  All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect, from time to time, in the State of New York.

NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

Section 1.                              Establishment of the Collateral Account.  The Financial Institution hereby confirms and agrees that:

(a)                     Description of Account.  The Financial Institution has established the Collection Account with account number 275915000.  The Collection Account and any successor accounts, as such accounts may be renumbered or retitled, are referred to herein collectively as the “Collateral Account.”

(b)                     Account Modifications.  Neither the Financial Institution nor the Grantor shall change the name or account number of the Collateral Account without the prior written consent of the Secured Party.

(c)                      Type of Account. The Collateral Account is, and shall be maintained as, either (i) a “securities account” (as defined in Section 8-501(a) of the UCC) or (ii) a “deposit account” (as defined in Section 9-102(a)(29) of the UCC).

(d)                     Securities Account Provisions.  If and to the extent the Collateral Account is a securities account (within the meaning of Section 8-501(a) of the UCC):

(i)                         all securities, financial assets or other property credited to the Collateral Account, other than cash, shall be registered in the name of the Financial Institution, indorsed to the Financial Institution or in blank or credited to another securities account maintained in the name of the Financial Institution.  In no case shall any financial asset credited to the Collateral Account be registered in the name of the Grantor, payable to the order of the Grantor or specially indorsed to the Grantor unless the foregoing have been specially indorsed to the Financial Institution or in blank;

(ii)                      all financial assets delivered to the Financial Institution pursuant to the Indenture shall be promptly credited to the Collateral Account; and

(iii)                   the Financial Institution hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Collateral Account (to the extent that it constitutes a “securities account” (as defined in Section 8-501 of the UCC)) shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

Section 2.                              Secured Party Control.

(a)                     Control for Purposes of UCC.  The Financial Institution shall comply with written instructions or orders originated by the Secured Party (i) directing disposition of funds in the Collateral Account or (ii) directing transfer or redemption of the financial assets relating to the Collateral Account, without further consent by the Grantor or any other Person.

(b)                     Conflicting Orders or Instructions.  Notwithstanding anything to the contrary contained herein, if at any time the Financial Institution receives conflicting orders or instructions from the Secured Party and the Grantor, the Financial Institution shall be required to follow the orders or instructions of the Secured Party and not the Grantor.

(c)                      Reliance by Financial Institution.  The Financial Institution shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the service thereof.  The Financial Institution may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any Person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

Section 3.                              Governing Law.

(a)                     Jurisdiction of Financial Institution.  Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be the jurisdiction of the Financial Institution in its capacity as bank for purposes of Sections 9-301, 9-304 and 9-307 of the UCC and the Financial Institution in its capacity as securities intermediary for purposes of Sections 9-301, 9-307, and 8-110(e) of the UCC.

(b)                     Law Governing this Agreement and the Collateral Account.  This Agreement and the Collateral Account shall be governed by and construed in accordance with the laws of the State of New York including Sections 5-1401 and 5-1402 of the General

Obligations Law of the State of New York, but otherwise without regard to conflicts of laws principles.

Section 4.                              Waiver of Lien: Waiver of Set-off.   For so long as this Agreement remains in effect, the Financial Institution subordinates all security interests, encumbrances, claims and rights of set-off it may have now or in the future against the Collateral Account, any financial asset credited thereto or any funds in the Collateral Account to the rights of the Secured Party; provided, that nothing herein constitutes a subordination or waiver of, and the Financial Institution expressly reserves all of, its present and future rights (whether described as rights of set-off, banker’s lien, chargeback or otherwise and whether available to the Financial Institution at law, in equity, or under the UCC) under any other agreement between the Financial Institution and the Grantor concerning the Collateral Account with respect to (a) items (any checks, electronic or paper drafts, electronic payment orders and credits or other instruments for the payment of money (as used in this Agreement, each, an “Item” and collectively, “Items”) payable or endorsed to the Grantor, to the Secured Party or to any of them) deposited into the Collateral Account that are returned unpaid, whether for insufficient funds or for any other reason; (b) overdrafts in the Collateral Account; and (c) the Financial Institution’s usual and customary charges for services rendered in connection with the Collateral Account (including obligations and liabilities arising out of any cash management services provided by the Financial Institution or any third party vendors with respect to the Collateral Account, including Automated Clearing House transactions, in each case, solely to the extent any such services are being provided with respect to the Collateral Account).  Each of the parties hereto acknowledges and agrees that the security interest of the Secured Party on behalf of the Noteholders in the Collateral Account is subordinate to the rights reserved by the Financial Institution in this paragraph.

Section 5.                              Possible Conflict with Other Agreements.

(a)                     Conflict With Other Agreements.  In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into between the Financial Institution and the Grantor with respect to the Collateral Account, the terms of this Agreement shall prevail.

(b)                     Complete Agreement; Amendment.  This Agreement and the orders, instructions and notices required or permitted to be executed and delivered hereunder, together with the other Transaction Documents, set forth the entire agreement of the parties with respect to the subject matter hereof, and, subject to Section 5(a), supersede any prior agreement and contemporaneous oral agreements of the parties concerning its subject matter.  No amendment, modification or (except as otherwise specified in Section 13) termination of this Agreement, nor any assignment of any rights hereunder (except to the extent contemplated under Section 11), shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto, and any attempt to so amend, modify, terminate or assign, except pursuant to such writing, shall be null and void; provided, that unless (i) the amendment or the modification is solely for purposes of correcting a technical error, inconsistency or ambiguity, adding to the covenants or agreements to be observed by the Issuer for the benefit of the Noteholders, or complying with the requirements of the SEC or any other regulatory body or any Applicable

Law or (ii) the amendment or the modification does not adversely affect the interests of the Noteholders in any material respect as confirmed in an Officer’s Certificate of the Issuer, the Issuer shall provide at least ten (10) Business Days’ prior written notice of the amendment or other modification to the Noteholders and the amendment or the modification shall not be effective if the Controlling Party notifies the Issuer within such ten (10) Business Day period that it would be materially adversely affected by the amendment or the modification and does not consent to the amendment or the modification.  The Noteholders shall be third party beneficiaries of this Agreement for purposes of this provision.

(c)                      Existence of Other Agreements.  The Financial Institution hereby confirms and agrees that:

(i)                         There are no other agreements entered into between the Financial Institution and the Grantor with respect to the Collateral Account;

(ii)                      The Financial Institution has not entered into, and until the termination of this Agreement shall not enter into, any agreement with any other Person (other than the Secured Party) relating to the Collateral Account pursuant to which it has agreed, or shall agree, to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) or instructions (within the meaning of Section 9-104 of the UCC) of such other Person; and

(iii)                   The Financial Institution has not entered into, and until the termination of this Agreement shall not enter into, any agreement purporting to limit or condition the obligation of the Financial Institution to comply with entitlement orders or instructions as set forth in Section 2(a).

Section 6.                              Adverse Claims.

(a)                     Adverse Claim.  Except for the claims and interests of the Secured Party and the Grantor, the Financial Institution does not know of any lien on, or claim to, or interest in the Collateral Account or in any “financial asset” (as defined in Section 8-102(a) of the UCC), cash or funds credited thereto.

(b)                     Notice.  If any Person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Collateral Account (or in any financial asset, cash or funds carried therein), the Financial Institution shall promptly notify the Secured Party thereof in writing.

Section 7.                              Notice of Exclusive Control; Eligible Investments.

(a)                     Notice of Exclusive Control.  The Financial Institution may comply with instructions directing the disposition of funds in the Collateral Account originated by the Grantor or the Servicer (collectively, the “Authorized Parties”), or their respective authorized representatives (including directions by the Servicer with respect to the selection of investments constituting Eligible Investments), until such time as the Secured Party delivers a written notice to the Financial Institution substantially in the form set forth in Exhibit A (such notice, a “Notice of Exclusive Control”) that the Secured Party is thereby exercising exclusive control over the Collateral Account.  The Secured Party may at any time deliver a Notice of Exclusive Control to the Financial Institution and after the Financial Institution receives a Notice of Exclusive Control, it shall cease complying with instructions or other directions concerning the Collateral Account or funds on deposit therein originated by the Authorized Parties or their representatives and neither the Authorized Parties nor any Person acting through or under the Authorized Parties shall have access to the Collateral Account unless and until the Financial Institution has received written notice from the Secured Party that the Collateral Account has been released from the security interest pursuant to the Indenture or that such Notice of Exclusive Control otherwise has been rescinded.  The Grantor and the Servicer hereby agree with the Secured Party that they shall not provide any instructions hereunder unless such instructions are expressly permitted by the Indenture or the Servicing Agreement.

(b)                     Eligible Investments.  Subject to Section 7(a), the Financial Institution shall honor any instruction from the Servicer with respect to investments but only to the extent the requested investment constitutes an Eligible Investment.

Section 8.                              Maintenance of the Collateral Account.

(a)                     Correspondence, Statements and Confirmations.  The Financial Institution shall promptly send copies of all statements, confirmations and other correspondence concerning the Collateral Account and, if applicable, any financial assets credited thereto, to the Grantor, the Secured Party and the Servicer at the address for each set forth in Section 12.  The Servicer, on behalf of the Issuer, hereby agrees to pay all reasonable and customary fees and expenses of the Financial Institution in connection with this Section 8(a).

(b)                     Tax Reporting.  All items of income, gain, expense and loss, if any, recognized in the Collateral Account and all interest, if any, relating to the Collateral Account, shall be reported to the IRS and all state and local taxing authorities under the name and taxpayer identification number of the Grantor.  All such reporting shall be solely the responsibility of the Grantor and not the Secured Party or the Financial Institution.

Section 9.                              Representations of the Financial Institution.  The Financial Institution hereby represents that:

(a)                     the Financial Institution is a national banking association, duly organized, validly existing and in good standing under the laws of the United States;

(b)                     this Agreement has been duly authorized by all necessary corporate action on the part of the Financial Institution;

(c)                      the Financial Institution has all requisite corporate power and authority to execute and deliver this Agreement;

(d)                     this Agreement has been duly executed and delivered by the Financial Institution;

(e)                      the Collateral Account has been established as set forth in Section 1 and the Collateral Account shall be maintained in the manner set forth herein until termination of this Agreement;

(f)                       the Collateral Account is either (i) a “securities account” (as defined in Section 8-501(a) of the UCC) or (ii) a “deposit account” (as defined in Section 9-102(a)(29) of the UCC);

(g)                      the Financial Institution is a “securities intermediary” within the meaning of Section 8-102(a)(14) of the UCC and a “bank” within the meaning of Section 9-102(a)(8) of the UCC;

(h)                     the Financial Institution is not a “clearing corporation” within the meaning of Section 8-102(a)(5) of the UCC; and

(i)                         this Agreement is the valid and legally binding obligation of the Financial Institution.

Section 10.                       Release; Indemnification.

(a)                     Release.  Except for acting on instructions in violation of Section 2, or to the extent arising from the Financial Institution’s gross negligence or willful misconduct, the Financial Institution shall have no responsibility or liability to the Secured Party for complying with instructions concerning the Collateral Account from the Grantor or the Grantor’s authorized representatives which are received by the Financial Institution before the Financial Institution receives a Notice of Exclusive Control.  Subject to the preceding sentence, the Grantor and the Secured Party hereby agree that the Financial Institution is released from any and all liabilities to the Grantor and the Secured Party arising from the terms of this Agreement and the compliance of the Financial Institution with the terms hereof, except to the extent that such liabilities arise from the Financial Institution’s gross negligence or willful misconduct.

(b)                     Indemnification.  The Grantor shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Financial Institution with the terms hereof and from and against any and all liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character arising by reason of the same, except to the extent that such indemnification arises from the Financial Institution’s gross negligence or willful misconduct.  The provisions of this Section 10(b) shall survive the resignation or removal of the Financial Institution and the termination of this Agreement.

Section 11.                       Successors; Assigns.

(a)                     Successors and Assigns.   The terms of this Agreement shall be binding upon, and shall be for the benefit of, the parties hereto and their respective corporate or limited liability company successors, assigns or heirs and personal representatives who obtain such rights solely by operation of law.  Any corporation or association into which the Financial Institution may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the business of the Financial Institution’s corporate trust line of business, including all of the rights and obligations of the Financial Institution under this Agreement, may be transferred, shall be the successor Financial Institution under this Agreement without any further act.

(b)                     Assignment.  Each party other than the Financial Institution may assign its rights hereunder, solely to the extent that its rights in its respective capacities may be assigned under the terms of the Transaction Documents; provided, that a prior written notice of such assignment is given by the assigning party to the Financial Institution and the other parties to this Agreement.

(c)                      Successor Account.   The terms of this Agreement shall be binding on and shall apply to any successor account to the Collateral Account.

Section 12.                       Notices.   Any notice, order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received upon receipt of notice by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Grantor:
Triple Royalty Sub LLC
c/o Theravance Biopharma US, Inc.
901 Gateway Boulevard
South San Francisco, CA 94080
Attention:  Brett A. Grimaud, Vice President and Assistant Secretary

Telephone: (650) 808-3785
Facsimile: (650) 808-6095
Email: BGrimaud@theravance.com

With a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036
Attention:  Andrew M. Faulkner

Telephone: (212) 735-2853
Facsimile: (917) 777-2853
E-Mail:  andrew.faulkner@skadden.com

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Ave

Palo Alto, CA 94301

Attention:  Amr Razzak

Telephone: (650) 470-4533

Facsimile: (650) 798-6504

E-Mail:  amr.razzak@skadden.com

Servicer:
Theravance Biopharma R&D, Inc.

c/o Theravance Biopharma US, Inc.
901 Gateway Boulevard
South San Francisco, CA 94080
Attention:  Brett A. Grimaud, Assistant Secretary, Vice President & Assistant General Counsel

Telephone: (650) 808-3785
Facsimile: (650) 808-6095
Email: BGrimaud@theravance.com

With a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP
4 Times Square
New York, NY 10036
Attention:  Andrew M. Faulkner

Telephone: (212) 735-2853
Facsimile: (917) 777-2853
E-Mail:  andrew.faulkner@skadden.com

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Ave

Palo Alto, CA 94301

Attention:  Amr Razzak

Telephone: (650) 470-4533

Facsimile: (650) 798-6504

E-Mail:  amr.razzak@skadden.com

Secured Party:
U.S. Bank National Association
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Corporate Trust Services (Triple Royalty Sub LLC)
Telephone: 617-603-6553
Facsimile: 617-603-6683

Financial Institution:
U.S. Bank National Association
One Federal Street, 3rd Floor
Boston, Massachusetts 02110
Attention: Corporate Trust Services (Triple Royalty Sub LLC)
Telephone: 617-603-6553
Facsimile: 617-603-6683

Any party may change its address for notices in the manner set forth above.

Section 13.                       Termination.  The obligations of the Financial Institution to the Secured Party pursuant to this Agreement shall continue in effect until the security interest of the Secured Party in the Collateral Account has been terminated pursuant to the terms of the Indenture and the Secured Party has notified the Financial Institution of such termination in a written notice substantially in the form of Exhibit B.  Notwithstanding the previous sentence, this Agreement may be terminated by the Secured Party at any time, with or without cause, five (5) days following its delivery of written notice thereof to each of the parties hereto.  This Agreement may be terminated by the Financial Institution at any time on not less than thirty (30) days’ prior written notice delivered to the Grantor and the Secured Party; provided, that all property and funds in the Collateral Account will be delivered to or as directed by the Secured Party upon the termination of this Agreement if the Secured Party delivers written direction to the Financial Institution directing the delivery of all property and funds in the Collateral Account within such thirty (30) day period.  In the absence of such direction, all property and funds in the Collateral Account shall be delivered to the Secured Party upon the expiration of such thirty (30) day period.   The termination of this Agreement shall not terminate the Collateral Account or alter the obligations of the Financial Institution to the Grantor pursuant to any other agreement with respect to the Collateral Account.

Section 14.                       Counterparts.   This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.   Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

Section 15.                       Severability.  To the extent a provision of this Agreement is unenforceable, this Agreement shall be construed as if the unenforceable provision were omitted.

Section 16.                       Consequential Damages.   In no event shall the Financial Institution be liable for special, indirect or consequential loss or damage of any kind whatsoever (including lost profits), even if the Financial Institution has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 17.                       Limitation of Liability of Financial Institution.  The duties of the Financial Institution shall be determined solely by the express provisions of this Agreement and no implied duties, covenants or obligations shall be read into this Agreement against the Financial Institution.  The Financial Institution shall exercise at least the level of care it exercises with respect to its own funds and, in all events, reasonable care, in administering and accounting for amounts credited to the Collateral Account. The Financial Institution shall be permitted to conclusively rely and act upon any notice, order, request, waiver, consent, receipt or other paper or document (whether in its original or facsimile form) reasonably believed by the Financial Institution to be signed by the Secured Party or any other Authorized Party.  The Financial Institution shall not be liable for any error of judgment or for any act done or step taken or omitted by it in good faith or for any mistake of fact or law or for anything which the Financial Institution may do or refrain from doing in connection herewith, except its own negligence or willful misconduct.  The Financial Institution shall have duties only as set forth herein and duties of a “bank” or “securities intermediary”, as applicable, pursuant to the UCC.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

TRIPLE ROYALTY SUB LLC, as Grantor

By:	/s/ Brett A. Grimaud
	Name:	Brett A. Grimaud
	Title:	Vice President and Assistant Secretary

THERAVANCE BIOPHARMA R&D, INC., as Servicer

By:	/s/ Brett A. Grimaud
	Name:	Brett A. Grimaud
	Title:	Assistant Secretary, Vice President
and Assistant General Counsel

U.S. BANK NATIONAL ASSOCIATION, as Secured Party

By:	/s/ Alison D.B. Nadeau
	Name:	Alison D.B. Nadeau
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, as Financial Institution

By:	/s/ Alison D.B. Nadeau
	Name:	Alison D.B. Nadeau
	Title:	Vice President

TRIPLE ROYALTY SUB LLC

Account Control Agreement

Exhibit A

[Letterhead of Secured Party]

[Date]

U.S. Bank National Association
One Federal Street, 3rd Floor
Boston, Massachusetts 02110

Attention: Corporate Trust Services (Triple Royalty Sub LLC)

Re:                             Notice of Exclusive Control

As referenced in Section 7(a) of the Account Control Agreement, dated as of November 30, 2018 (the “Control Agreement”), by and among you, as Financial Institution, Triple Royalty Sub LLC, as the Grantor, Theravance Biopharma R&D, Inc., as the Servicer and the undersigned, as Secured Party (a copy of which is attached) we hereby give you notice of our exclusive control over the Collateral Account (as defined in the Control Agreement) and all financial assets or other property credited thereto.  You are hereby instructed not to accept any direction, instruction or entitlement order with respect to the Collateral Account or the financial assets or other property credited thereto from any person other than the undersigned.

You are instructed to deliver a copy of this notice by facsimile transmission to Triple Royalty Sub LLC at (650) 808-6171.

Very truly yours,

U.S. Bank National Association,
as Secured Party

By:
Name:
Title:

cc:                                Triple Royalty Sub LLC

Skadden, Arps, Slate, Meagher & Flom LLP, Attention:  Andrew M. Faulkner

Exhibit B

[Letterhead of Secured Party]

[Date]

U.S. Bank National Association,
as Financial Institution
One Federal Street, 3rd Floor
Boston, Massachusetts 02110

Attention: Corporate Trust Services (Triple Royalty Sub LLC)

Re:                             Termination of Account Control Agreement

You are hereby notified that the Account Control Agreement, dated as of November 30, 2018 (the “Control Agreement”), by and among you, as Financial Institution, Triple Royalty Sub LLC, as the Grantor, Theravance Biopharma R&D, Inc., as the Servicer and the undersigned, as Secured Party (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such agreement.  Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to the Collateral Account identified in such agreement solely from the Grantor.  This notice terminates any obligations you may have to the undersigned with respect to the Collateral Account; however nothing contained in this notice shall alter any obligations which you may otherwise owe to the Grantor pursuant to any other agreement.  Capitalized terms used but not otherwise defined herein shall have the respective meanings given to such terms in the Control Agreement.

Very truly yours,

U.S. Bank National Association,
as Secured Party

By:
Name:
Title:

cc:                                Triple Royalty Sub LLC

Skadden, Arps, Slate, Meagher & Flom LLP, Attention:  Andrew M. Faulkner